                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange  Act of 1934




     Date of Report (Date of earliest event reported):   FEBRUARY 23, 1996


                               JOHNSON & JOHNSON

             (Exact name of registrant as specified in its charter)



      NEW JERSEY                     1-3215                   22-1024240

    (State or other               (Commission              (I.R.S. employer
    jurisdiction                   File Number)            Identification No.)
    of incorporation)



        ONE JOHNSON & JOHNSON PLAZA, NEW BRUNSWICK, NEW JERSEY   08933

            (Address of principal executive offices)    (zip code)

      Registrant's telephone number including area code: (908) 524-0400

Item 2.   Acquisition or Disposition of Assets




       On February 23, 1996, Johnson & Johnson ("J&J") and Cordis Corporation ("Cordis") announced that Cordis shareholders voted that day at a special meeting to approve the previously announced merger agreement between the two companies. Shortly after the affirmative vote, the merger was completed. J&J common stock issued in the merger for each Cordis share is the result of dividing $109 by the average of the closing prices per share of J&J common stock for the 10 trading days prior to the completion of the merger on February 23, 1996. This resulted in an exchange ratio of 1.1292 shares of J&J stock for each share of Cordis stock. Cordis had approximately 16.5 million shares outstanding on February 23, 1996 and 18.0 million shares outstanding on a fully diluted basis, giving the merger a total value, net of cash, of approximately $1.8 billion. The Pro Forma Combined Condensed Financial Information contained in this Form 8-K reflects the actual 10 day average J&J closing price of $96.525 per share and the issuance of approximately 18.7 million shares of J&J common stock held in treasury. The merger is assumed to be accounted for as a pooling-of-interests, with the results of Cordis included in J&J's financial statements.





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
  Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (b)      Pro Forma Financial Information

                                                                                     Page
                                                                                     ----
                   (1)     Description of Unaudited Pro Forma
                           Combined Condensed Financial Information                    4

                   (2)     Unaudited Pro Forma Combined Condensed
                           Statement of Earnings for the nine months
                           ended October 1, 1995                                       5

                   (3)     Unaudited Pro Forma Combined Condensed
                           Statement of Earnings for the year ended
                           January 1, 1995                                             6

                   (4)     Unaudited Pro Forma Combined Condensed
                           Statement of Earnings for the year ended
                           January 2,  1994                                            7

                   (5)     Unaudited Pro Forma Combined Condensed
                           Statement of Earnings for the year ended
                           January 3,  1993                                            8

                   (6)     Unaudited Pro Forma Combined Condensed
                           Balance Sheet as of October 1, 1995                         9

          (c)      Exhibits

                   (2) The Agreement and Plan of Merger, Dated as of November 12, 1995 (as amended by the First Amendment thereto dated as of December 27, 1995) Among Johnson & Johnson, JNJ Merger Corp., and Cordis Corporation are incorporated by reference to Registrants Registration Statement on Form S-4, No. 333-391, as filed with the Securities and Exchange Commission on January 23, 1996.

             DESCRIPTION OF UNAUDITED PRO FORMA COMBINED CONDENSED
                             FINANCIAL INFORMATION


The following Unaudited Pro Forma Combined Condensed Financial Information should be read in conjunction with the audited financial statements, including the notes thereto, of Johnson & Johnson (J&J) as of January 1, 1995, January 2, 1994, and January 3, 1993 that are contained in J&J's Annual Reports and of Cordis Corporation (Cordis) as of June 30, 1995, June 30, 1994 and June 30, 1993 that are contained in Cordis' Annual Reports and with the unaudited financial statements, including the notes thereto, of J&J that are contained in J&J's Report in Form 10-Q for the quarter ended October 1, 1995 and of Cordis that are contained in Cordis' Report on Form 10-Q for the quarter ended September 30, 1995, which reports are incorporated by reference in this Form 8-K. Cordis acquired Webster Laboratories, Inc in April, 1994 and accounted for the combination as a pooling of interests. The Unaudited Pro Forma Combined Statements of Earnings for the twelve months ended January 2, 1994 and the twelve months ended January 3, 1993 are based on the restated Quarterly financial data contained in Cordis' annual report as of June 30, 1994. Upon consummation of the merger, the fiscal year end of Cordis will be changed to the J&J fiscal year end. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated, nor is it necessarily indicative of future operating results or financial position.

The accompanying Unaudited Pro Forma Combined Condensed Financial Information reflect a $109 stock-for-stock merger in which all outstanding Cordis shares will be exchanged for common stock of J&J held in treasury. The amount of J&J common stock exchanged is obtained by dividing $109 by the average of the closing price per share of common stock of J&J for the ten trading days immediately preceding consummation of the stock-for-stock merger. The Pro Forma Combined Condensed Financial Information reflects the actual 10 day average J&J closing price of $96.525 per share. The number of shares of common stock of J&J exchanged for each outstanding share of Cordis, therefore, is
1.1292 (the "Exchange Ratio") or 18.7 million treasury shares issued.

                               JOHNSON & JOHNSON
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS (a)
                    (In Millions, Except Per Share Amounts)


                                          JOHNSON &                  CORDIS
                                           JOHNSON              CORPORATION (b)                 PRO                    PRO
                                         NINE MONTHS              NINE MONTHS                  FORMA                  FORMA
                                       ENDING 10/1/95            ENDING 9/30/95             ADJUSTMENTS              COMBINED
                                       --------------            --------------             -----------              --------

  Sales to Customers                          $13,996                  $ 363                                            $14,359

  Cost of Products Sold                         4,552                    146                                              4,698

  Selling, Marketing and
       Administrative Expense                   5,434                    119                                              5,553
  Research Expense                              1,128                     29                                              1,157
  Other Expense, Net                              158                      5                                                163
                                              -------                 ------                    --------                -------
  Total Costs and Expenses                     11,272                    299                                             11,571
                                              -------                 ------                    --------                -------
  Earnings Before Provision for
       Taxes on Income                          2,724                     64                                              2,788
                                              -------                 ------                    --------                -------
  Provision for Taxes on Income                   786                     23                                                809
                                              -------                 ------                    --------                -------

  Net Earnings                                $ 1,938                  $  41                                            $ 1,979
                                              =======                 ======                    ========                =======

  Net Earnings Per Share                        $3.00                  $2.40                                              $2.98
                                              =======                 ======                                            =======

  Weighted Average
  Number of Common
  Shares Outstanding (c)                        645.5                   17.0                                              664.2
                                              =======                 ======                                            =======



  (a) The Unaudited Pro Forma Combined Condensed Statements of Earnings give effect to the merger under the pooling-of-interests accounting method, after giving effect to the Exchange Ratio.
  (b) Represents the historical consolidated unaudited results of Cordis for the following quarters: third and fourth quarter of fiscal 1995 and first quarter of fiscal 1996.
  (c) Pro Forma combined earnings per share amount is based on the weighted average number of J&J shares outstanding for the period presented plus the 18.7 million shares to be issued in the transaction.

                               JOHNSON & JOHNSON
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS (a)
                    (In Millions, Except Per Share Amounts)


                                      JOHNSON &                  CORDIS
                                       JOHNSON               CORPORATION (b)                PRO                     PRO
                                      12 MONTHS                 12 MONTHS                  FORMA                   FORMA
                                    ENDING 1/1/95            ENDING 12/31/94            ADJUSTMENTS              COMBINED
                                    -------------            ---------------            -----------              --------
Sales to Customers                        $15,734                   $ 387                                            $16,121

Cost of Products Sold                       5,299                     153                                              5,452

Selling, Marketing and
     Administrative Expense                 6,350                     132                                              6,482
Research Expense                            1,278                      30                                              1,308
Other Expense, Net                            126                       2                                                128
                                          -------                  ------                   --------                 -------
Total Costs and Expenses                   13,053                     317                                             13,370
                                          -------                  ------                   --------                 -------
Earnings Before Provision for
     Taxes on Income                        2,681                      70                                              2,751
                                          -------                  ------                   --------                 -------
Provision for Taxes on Income                 675                      26                                                701
                                          -------                  ------                   --------                 -------

Net Earnings                              $ 2,006                   $  44                                            $ 2,050
                                          =======                  ======                   ========                 =======

Net Earnings Per Share                      $3.12                   $2.66                                              $3.10
                                          =======                  ======                                            =======

Weighted Average
Number of Common
Shares Outstanding (c)                      643.1                    16.6                                              661.8
                                          =======                  ======                                            =======


(a) The Unaudited Pro Forma Combined Condensed Statements of Earnings give effect to the merger under the pooling-of-interests accounting method, after giving effect to the Exchange Ratio.
(b) The historical consolidated results of Cordis for a fiscal year ending December 31, 1994 were derived using Cordis' first and second quarter data for the fiscal year ended June 30, 1995 and adding the third and fourth quarter data for the fiscal year ending June 30, 1994.
(c) Pro Forma combined earnings per share amount is based on the weighted average number of J&J shares outstanding for the period presented plus the
     18.7 million shares to be issued in the transaction.

                               JOHNSON & JOHNSON
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS (a)
                    (In Millions, Except Per Share Amounts)


                                          JOHNSON &                  CORDIS
                                           JOHNSON              CORPORATION (b)                 PRO                    PRO
                                          12 MONTHS                12 MONTHS                   FORMA                  FORMA
                                        ENDING 1/2/94           ENDING 12/31/93             ADJUSTMENTS              COMBINED
                                        -------------           ---------------             -----------              --------

  Sales to Customers                          $14,138                  $ 290                                            $14,428
                                                                                                ========


  Earnings before cumulative
      effect of accounting change             $ 1,787                   $ 35                                            $ 1,822
                                              =======                   ====                    ========                =======


  Net Earnings                                $ 1,787                  $  45                                            $ 1,832
                                              =======                 ======                    ========                =======

  Earnings Per Share
     before cumulative effect
     of accounting change                       $2.74                  $2.15                                              $2.72
                                              =======                  =====                    ========                  =====


  Net Earnings Per Share
     after cumulative effect
     of accounting change                       $2.74                  $2.77                                              $2.73
                                              =======                  =====                    ========                  =====


  Weighted Average
  Number of Common
  Shares Outstanding (c)                        651.7                   16.4                                              670.4
                                              =======                 ======                    ========                =======



  (a) The Unaudited Pro Forma Combined Condensed Statements of Earnings give effect to the merger under the pooling-of-interests accounting method, after giving effect to the Exchange Ratio.
  (b) The historical consolidated results of Cordis for a fiscal year ending December 31, 1993 were derived using Cordis' first and second quarter data for the fiscal year ended June 30, 1994 and adding the third and fourth quarter data for the fiscal year ending June 30, 1993.
  (c) Pro Forma combined earnings per share amount is based on the weighted average number of J&J shares outstanding for the period presented plus the 18.7 million shares to be issued in the transaction.

                               JOHNSON & JOHNSON
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS (a)
                    (In Millions, Except Per Share Amounts)


                                      JOHNSON &                  CORDIS
                                       JOHNSON               CORPORATION (b)                PRO                     PRO
                                      12 MONTHS                 12 MONTHS                  FORMA                   FORMA
                                    ENDING 1/3/93            ENDING 12/31/92            ADJUSTMENTS              COMBINED
                                    -------------            ---------------            -----------              --------

Sales to Customers                        $13,753                   $ 251                                            $14,004
                                                                                          ==========

Earnings before cumulative
    effect of accounting change           $ 1,625                    $ 29                                            $ 1,654
                                          =======                    ====                 ==========                 =======


Net Earnings                              $ 1,030                   $  29                                            $ 1,059
                                          =======                  ======                 ==========                 =======

Earnings Per Share
   before cumulative effect
   of accounting change                     $2.46                   $1.81                                              $2.44
                                          =======                   =====                 ==========                   =====


Net Earnings Per Share
   after cumulative effect
   of accounting change                     $1.56                   $1.81                                              $1.56
                                          =======                   =====                 ==========                   =====


Weighted Average
Number of Common
Shares Outstanding (c)                      659.5                    15.8                                              678.2
                                          =======                  ======                 ==========                 =======


(a) The Unaudited Pro Forma Combined Condensed Statements of Earnings give effect to the merger under the pooling-of-interests accounting method, after giving effect to the Exchange Ratio.
(b) The historical consolidated results of Cordis for a fiscal year ending December 31, 1992 were derived using Cordis' restated first and second quarter data for the fiscal year ended June 30, 1993 as contained in the 1994 annual report and adding the third and fourth quarter data, as reported, of the Cordis fiscal year ending June 30, 1992.
(c) Pro Forma combined earnings per share amount is based on the weighted average number of J&J shares outstanding for the period presented plus the
     18.7 million shares to be issued in the transaction.





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
                               JOHNSON & JOHNSON
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 (In Millions)


                                                JOHNSON &                  CORDIS                   PRO                  PRO
                                                 JOHNSON                 CORPORATION               FORMA                FORMA
                                              AS OF 10/1/95             AS OF 9/30/95           ADJUSTMENTS(a)         COMBINED
                                              -------------             -------------           -----------            --------

  ASSETS
      Current Assets:
      Cash & Cash Equivalents                    $ 1,293                      $ 93                                     $ 1,386
      Marketable Securities                           45                         -                                          45
      Accounts Receivable - Trade, Net             3,073                       107                                       3,180
      Inventories                                  2,374                        59                                       2,433
      Other Current Assets                         1,299                        27                                       1,326
                                                 -------                      ----                 ------              -------
            Total Current Assets                   8,084                       286                                       8,370

      Marketable Securities - Non Current            399                        -                                          399
      Property, Plant, and Equipment, Net          4,944                        90                                       5,034
      Intangible Assets, Net                       2,849                        -                                        2,849
      Other Assets                                 1,413                        36                                       1,449
                                                 -------                      ----                 ------              -------
            Total Assets                         $17,689                      $412                                     $18,101
                                                 =======                      ====                 ======              =======


  LIABILITIES AND STOCKHOLDERS' EQUITY
      Current Liabilities:
      Loans and Notes Payable                    $   409                      $  9                                     $   418
      Accounts Payable                             1,118                        14                                       1,132
      Accrued and Other Liabilities                2,784                        70                                       2,854
                                                 -------                      ----                 ------              -------
            Total Current Liabilities              4,311                        93                                       4,404

      Long Term Debt                               2,108                         1                                       2,109
      Other Liabilities                            2,358                        17                                       2,375
                                                 -------                      ----                 ------              -------

            Total Liabilities                      8,777                       111                                       8,888
                                                 -------                      ----                 ------              -------

      Stockholders' Equity:
      Common Stock                                   767                        16                   (16)                  767
      Additional Capital                                                        81                   (81)                    -
      Notes Receivable from Employee
           Stock Ownership Plan                      (64)                       -                      -                   (64)
      Cumulative Translation Adjustment              237                        18                     -                   255
      Unrealized gain on investment                   -                          5                   (5)                     -
      Retained Earnings                           10,278                       181                  (705)                9,754
      Less: Common Stock Held in Treasury          2,306                                            (807)                1,499
                                                 -------                      ----                 ------              -------

            Total Stockholders' Equity             8,912                       301                      0                9,213

                                                 -------                      ----                 ------              -------
            Total Liabilities and
                 Stockholders' Equity            $17,689                      $412                 $    0              $18,101
                                                 =======                      ====                 ======              =======


(a) Reflects adjustments to record the issuance of 18.7 million treasury shares.





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

                                   SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  March 7, 1996                             JOHNSON & JOHNSON




                                       By:       /s/ John A. Papa
                                                 -----------------
                                                 John A. Papa
                                                 Assistant Treasurer





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